UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 29, 2007

                             -----------------


                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 29, 2007, the Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved the following incentive compensation awards, in the form of annual cash bonuses and options to purchase shares of the Company's common stock, to the Company's principal executive officer, principal financial officer, and other named executive officers.


                                                          Cash      Stock
       Name                      Title                    Bonus    Options
------------------  ---------------------------------   --------   -------
Clarence L. Werner  Chairman of the Board               $350,000         0
Gary L. Werner      Vice Chairman                       $230,000         0
Gregory L. Werner   President and Chief Executive
                    Officer                             $350,000         0
Daniel H. Cushman   Senior Executive Vice President
                    and Chief Marketing Officer         $245,000    25,000
John J. Steele      Executive Vice President,
                    Treasurer and Chief Financial
                    Officer                              $80,000    15,000


      The annual cash bonuses, paid on December 3, 2007, were awarded under the Company's discretionary bonus program. The options to purchase shares of the Company's common stock were awarded in accordance with the provisions of the Werner Enterprises, Inc. Equity Plan. The non-qualified stock options have an exercise price equal to $17.18 (the closing price of the Company's common stock on the date of grant) and become exercisable in the following percentages at the specified number of months from grant date: 15% at 24 months; 20% each at 36, 48, and 60 months; and 25% at 72 months. The stock options will expire on November 30, 2017. The notice of grant pursuant to which the Company makes awards of non-qualified stock options is included as an exhibit to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibit  10.1     Form of Notice of Grant of Nonqualified  Stock
Option.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 5, 2007             By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 5, 2007             By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary